UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2018

County Bancorp, Inc.

(Exact name of registrant as specified in charter)

Wisconsin	001-36808	39-1850431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 North Rapids Road

Manitowoc, Wisconsin 54221

(Address of principal executive offices) (Zip code)

(920) 686-9998

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).     Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 15, 2018, pursuant to that certain Real Estate Purchase and Sale Agreement, dated as of December 8, 2017, as amended on December 19, 2017 (the “Purchase Agreement”), by and between The Manitowoc Company, Inc. (“Seller”) and Investors Community Bank, the wholly owned banking subsidiary of County Bancorp, Inc. (the “Company”), the Company completed its inspection and investigation of an office building, located at 2400 S. 44th Street, Manitowoc, Wisconsin (the “Property”). Because the Inspection Period (as defined in the Purchase Agreement) ended without termination of the Purchase Agreement, the Company has elected to proceed on closing on the purchase of the Property, which, pursuant to the Purchase Agreement, will occur no later than March 30, 2018. Pursuant to the Purchase Agreement, the purchase price is $5.0 million. The Company has paid $250 thousand in earnest money, which will be applied to reduce the amount of the purchase price payable by the Company to the Seller at closing.

The Purchase Agreement contains representations, warranties and covenants that are customary of real estate purchase and sale agreements. The office building on the Property is expected to become the headquarters for the Company at a later date.

Copies of the Purchase Agreement, including the First Amendment thereto, are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 8.01.	Other Events.

On January 15, 2018, the Company issued a press release announcing the purchase of the Property. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Real Estate Purchase and Sale Agreement, dated as of December 8, 2017, by and between The Manitowoc Company, Inc. and Investors Community Bank

10.2	First Amendment to Real Estate Purchase and Sale Agreement, dated as of December 19, 2017, by and between The Manitowoc Company, Inc. and Investors Community Bank

99.1	Press Release of County Bancorp, Inc., dated January 15, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	COUNTY BANCORP, INC.

	By:	/s/ Mark A. Miller
	Name:	Mark A. Miller
	Title:	Secretary